SEPTEMBER 11, 2018

SUPPLEMENT TO

THE hartford GLOBAL REAL ASSET FUND

SUMMARY PROSPECTUS DATED MARCH 1, 2018

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.

At a meeting held on August 7-8, 2018, the Board of Directors of The Hartford Mutual Funds, Inc. approved the following changes to Class R3, R4 and R5 shares of The Hartford Global Real Asset Fund effective November 1, 2018: (1) reclassifying the administrative service fees as sub-transfer agency fees, a component of the overall transfer agency fee; and (2) changing the maximum amount of transfer agency fees that can be charged under the current transfer agency agreement (i.e. the Specified Amount set forth in the transfer agency agreement). Effective November 1, 2018, the new Specified Amount for Classes R3, R4, and R5 will be 0.22%, 0.17%, and 0.17%, respectively. Accordingly, the following is added to footnote 2 to the Annual Fund Operating Expenses table in the section entitled “Your Expenses” in the above referenced Summary Prospectus:

Effective November 1, 2018, the administrative service fees of 0.20% (Class R3), 0.15% (Class R4) and 0.10% (Class R5) will be reclassified as sub-transfer agency fees, a component of the overall transfer agency fee. In addition, the new Specified Amount (i.e. the maximum amount of transfer agency fees that can be charged under the current transfer agency agreement) for Classes R3, R4, and R5 will be 0.22%, 0.17%, and 0.17%, respectively, effective November 1, 2018.

This Supplement should be retained with your Summary Prospectus for future reference.

HV-7422	September 2018